Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2004-C-A

Class A-1 1.765% Asset Backed Notes

Class A-2 2.39% Asset Backed Notes

Class A-3 3.00% Asset Backed Notes

Class A-4 3.61% Asset Backed Notes

Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2004-C-A, as Issuer, AmeriCredit Financial Services,  Inc., as Servicer,  AFS SENSUB Corp., as Seller, and Wells Fargo Bank, N.A., as Trust Collateral Agent and Backup Servicer, dated as of August 23, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	12/01/2004					Original
Monthly Period Ending:	12/31/2004	Purchases

Units

				Cut-off Date

Closing Date

						Pool Balance
Prev. Distribution/Close Date:	12/06/2004	Initial Purchase	51,472	08/24/2004	08/31/2004	$874,317,756
Distribution Date:	01/06/2005	Sub. Purchase #1
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	4	Total	51,472			$874,317,756

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance			{1}	$818,704,433

{2}	Purchase of Subsequent Receivables			{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	19,886,686
	{4}	Collections on Receivables paid off during period	{4}	9,749,943
	{5}	Receivables becoming Liquidated Receivables during period	{5}	3,065,396
	{6}	Receivables becoming Purchased Receivables during period	{6}	0
	{7}	Other Receivables adjustments	{7}	(1,726)
	{8}	Less amounts allocable to Interest	{8}	(10,635,133)

	{9}	Total Monthly Principal Amounts		{9}	22,065,166

{10}	End of period Aggregate Principal Balance			{10}	$796,639,267

{11}	Pool Factor ( {10} / Original Pool Balance)			{11}	91.1155311%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance	{12}	$161,000,000	$228,000,000	$205,000,000	$206,000,000	$800,000,000

{13}	Beginning of period Note Balance	{13}	$82,116,338	$228,000,000	$205,000,000	$206,000,000	$721,116,338

{14}	Noteholders’ Principal Distributable Amount	{14}	22,065,166	0	0	0	22,065,166
{15}	Noteholders’ Accelerated Principal Amount from Collection Account	{15}	5,225,391	0	0	0	5,225,391
{16}	Noteholders’ Accelerated Principal Amount from Spread Account	{16}	29,156	0	0	0	29,156
{17}	Note Prepayment Amount	{17}	0	0	0	0	0
{18}	Deficiency Amount	{18}	0	0	0	0	0

{19}	End of period Note Balance	{19}	$54,796,625	$228,000,000	$205,000,000	$206,000,000	$693,796,625

{20}	Note Pool Factors ( {19} / {12} )	{20}	34.0351708%	100.0000000%	100.0000000%	100.0000000%	86.7245781%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{21}	Beginning of period Pre-Funding Account balance	{21}		$0
{22}	Purchase of Subsequent Receivables	{22}	0
{23}	Investment Earnings	{23}	0
{24}	Investment Earnings Transfer to Collections Account	{24}	0
{25}	Payment of Mandatory Prepayment Amount	{25}	0
{26}	Total Month Activity	{26}		0
{27}	End of period Pre-Funding Account balance	{27}		$0

IV.	OVERCOLLATERALIZATION AMOUNT CALCULATION
{28}	Current Distribution Date Before September 2006?			Yes
{29}	If {28} is Yes, then Overcollateralization Amount 16.5%				16.50%
{30}	If {28} is No, then refer to the following table	OC Amount	3mo Avg Delinquency Ratio	Cumulative Net Loss Ratio
		N/A	N/A	N/A
{31}	Overcollateralization Amount per Table if applicable				NA
{32}	Overcollateralization Amount				16.50%

V.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{33}	Total Monthly Principal Amounts	{33}		$22,065,166
{34}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{34}	665,193,788
{35}	Pro Forma Note Balance ({13} - {9})	{35}	699,051,172
{36}	Step-down Amount ( {34} - {35} )	{36}		0
{37}	Principal Distributable Amount ( {33} - {36} )	{37}		$22,065,166

VI.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{38}	Beginning of period Capitalized Interest Account balance	{38}		$0
{39}	Monthly Capitalized Interest Amount	{39}	0
{40}	Investment Earnings	{40}	0
{41}	Investment Earnings Transfer to Collections Account	{41}	0
{42}	Payment of Overfunded Capitalized Interest Amount	{42}	0
{43}	Payment of Remaining Capitalized Interest Account	{43}	0
{44}	Total Month Activity	{44}		0
{45}	End of period Capitalized Interest Account balance	{45}		$0

VII.	RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:
{46}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{46}	$29,626,887
{47}	Liquidation Proceeds collected during period	{47}	1,129,492
{48}	Purchase Amounts deposited in Collection Account	{48}	0
{49}	Investment Earnings - Collection Account	{49}	30,512
{50}	Investment Earnings - Transfer From Prefunding Account	{50}	0
{51}	Investment Earnings - Transfer From Capitalized Interest Account	{51}	0
{52}	Collection of Supplemental Servicing - Extension Fees	{52}	9,854
{53}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	{53}	76,233
{54}	Collection of Supplemental Servicing - Late Fees	{54}	65,823
{55}	Monthly Capitalized Interest Amount	{55}	0
{56}	Mandatory Note Prepayment Amount	{56}	0
{57}	Total Available Funds	{57}	30,938,801

Distributions:
{58}	Base Servicing Fee - to Servicer	{58}	1,535,071
{59}	Repo and Recovery Fees - reimbursed to Servicer	{59}	76,233
{60}	Bank Service Charges - reimbursed to Servicer	{60}	4,604
{61}	Late Fees - to Servicer	{61}	65,823
{62}	Backup Servicing fees	{62}	3,000

Noteholders’ Interest Distributable Amount
Beginning	Interest	Interest	Calculated
Class	Note Balance	Carryover	Rate	Days	Days Basis	Interest
{63}	Class A - 1	$82,116,338	0	1.76500%	31	Actual days/360	$124,805	{63}	124,805
{64}	Class A - 2	228,000,000	0	2.39000%	30	30/360	454,100	{64}	454,100
{65}	Class A - 3	205,000,000	0	3.00000%	30	30/360	512,500	{65}	512,500
{66}	Class A - 4	206,000,000	0	3.61000%	30	30/360	619,717	{66}	619,717

{67}	Security Insurer Premiums - to AMBAC	{67}	252,391

Noteholders’ Principal Distributable Amount
Principal	Principal	Overcollateral	Mandatory	Total
Class	Distributable	Carryover	Utilized	Note Prepayment	Principal
{68}	Class A - 1	22,065,166	0	0	0	$22,065,166	{68}	22,065,166
{69}	Class A - 2	0	0	0	0	0	{69}	0
{70}	Class A - 3	0	0	0	0	0	{70}	0
{71}	Class A - 4	0	0	0	0	0	{71}	0

{72}	Total distributions	{72}	25,713,410

{73}	Excess Available Funds (or Spread Account Claim Amount )	{73}	5,225,391

{74}	Any Remaining Amounts owed to Ambac under the Insurance Agreement	{74}	0

{75}	Deposit to Spread Account to Increase to Required Level	{75}	0

{76}	Noteholders’ Accelerated Principal Amount from the Collection Account	{76}	5,225,391

{77}	Deposit to Spread Account	{77}	$0

VIII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{78}	Excess Available Funds for Accelerated Payment {76}	{78}	$5,225,391
{79}	Pro Forma Note Balance ({13} - {9})	{79}	699,051,172
{80}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{80}	665,193,788
{81}	Excess of Pro Forma Balance over Required Balance ({79} - {80})	{81}	33,857,384
{82}	Accelerated Principal Amount (lesser of {78} or {81})	{82}		$5,225,391

IX.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{83}	Pro Forma Note Balance ({13} - {9})	{83}	699,051,172
{84}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{84}	665,193,788
{85}	Excess of Pro Forma Balance over Required Balance ({83} - {84})	{85}	33,857,384
{86}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {73} - {75}	{86}	5,225,391
{87}	Accelerated Payment Amount Shortfall ({85} - {86})	{87}		$28,631,993

X.	RECONCILIATION OF SPREAD ACCOUNT:
		Initial		Sub. Purchase #1		Total
{88}	Initial or Subsequent Spread Account Deposits	$17,486,355		$0		$17,486,355

{89}	Beginning of period Spread Account balance			{89}		$17,486,355

	Additions to Spread Account
	{90}	Deposits from Collections Account ({75} + {77})		{90}	0
	{91}	Investment Earnings		{91}	29,156
	{92}	Deposits Related to Subsequent Receivables Purchases		{92}	0
	{93}	Total Additions		{93}		29,156

{94}	Spread Account balance available for withdrawals			{94}		17,515,511

	Requisite Amount of Spread Account
	{95}	Initial Pool Balance times 2.0%	17,486,355	{95}	17,486,355
	{96}	If Level I Trigger exists then greater of 6.0% of Outstanding Pool Balance and 4.0% of Initial Pool Balance		{96}	0
	{97}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by AMBAC)		{97}	0
	{98}	Requisite Amount of Spread Account (If no Level I or Level II Trigger exists, {95})		{98}		17,486,355

	Withdrawals from Spread Account
	{99}	Deficiency Claim Amount		{99}	0
		Any Amounts owed to the Trust Collateral Agent not paid from Collection Account
	{100}	Accelerated Payment Amount Shortfall =	28,631,993	{100}	29,156
	{101}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount		{101}	0
	{102}	Costs of Security Interest Perfections in the event of an Insurance Agreement Default		{102}	0
	{103}	Related Series Spread Account Claim Amount		{103}	0
	{104}	Related Series Requisite Amount Shortfall		{104}	0
	{105}	Related Series Accelerated Payment		{105}	0
	{106}	Related Series Insurer Payment Amounts		{106}	0
	{107}	Indemnification Amounts paid by the Servicer to the Backup Servicer		{107}	0
	{108}	Release to Servicer		{108}	0
	{109}	Total withdrawals		{109}		29,156

{110}	End of period Spread Account balance			{110}		17,486,355

XI.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{111}	Aggregate Principal Balance	{111}	796,639,267
	{112}	End of period Note Balance	{112}	693,796,625
	{113}	Line {111} less line {112} (During Funding Period amount equal to zero)	{113}	102,842,642
	{114}	OC level {113} / {111}	{114}	12.91%
	{115}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({110} / {111)	{115}	2.20%
	{116}	OC Percentage ({114} + {115})	{116}		15.11%

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	January 3, 2005

AmeriCredit Automobile Receivables Trust 2004-C-A
Class A-1 1.765% Asset Backed Notes
Class A-2 2.39% Asset Backed Notes
Class A-3 3.00% Asset Backed Notes
Class A-4 3.61% Asset Backed Notes
Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2004-C-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and Wells Fargo Bank, N.A., as Trust Collateral Agent and Backup Servicer, dated as of August 23, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	12/01/2004
Monthly Period Ending:	12/31/2004
Prev. Distribution/Close Date:	12/06/2004
Distribution Date:	01/06/2005
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	4

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance	{1}	$161,000,000	$228,000,000	$205,000,000	$206,000,000	$800,000,000

{2}	Preliminary End of period Note Balance	{2}	$54,796,625	$228,000,000	$205,000,000	$206,000,000	$693,796,625

{3}	Deficiency Amount	{3}	0	0	0	0	0

{4}	End of period Note Balance	{4}	$54,796,625	$228,000,000	$205,000,000	$206,000,000	$693,796,625

{5}	Note Pool Factors {4} / {1}	{5}	34.0351708%	100.0000000%	100.0000000%	100.0000000%	86.7245781%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance	{6}	$17,486,355

{7}	Spread Account Claim Amount from preliminary certificate	{7}	0

{8}	End of period Spread Account balance	{8}	$17,486,355

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{9}	Original Number of Receivables	{9}	51,472
{10}	Beginning of period number of Receivables	{10}	0	49,753
{11}	Number of Subsequent Receivables Purchased	{11}	0	0
{12}	Number of Receivables becoming Liquidated Receivables during period	{12}	388	204
{13}	Number of Receivables becoming Purchased Receivables during period	{13}	0	0
{14}	Number of Receivables paid off during period	{14}	2,177	642
{15}	End of period number of Receivables	{15}	48,907	48,907

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables	{16}	15.95%	15.96%	15.96%
{17}	Weighted Average Remaining Term of the Receivables	{17}	62.00	59.07	58.09
{18}	Weighted Average Original Term of Receivables	{18}	64.00	64.00	64.00
{19}	Average Receivable Balance	{19}	$16,986	$16,455	$16,289
{20}	Aggregate Realized Losses	{20}	$0	$1,142,751	$3,078,655

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{21}	31-60 days	{21}	2,038	$32,341,647	3.95%
	{22}	61-90 days	{22}	473	7,224,690	0.88%
	{23}	over 90 days	{23}	159	2,420,326	0.30%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{24}	2,670	$41,986,663	5.13%

VI.	PERFORMANCE TESTS:

	Delinquency Ratio
	{25}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({22} + {23})	{25}	$9,645,016
	{26}	Beginning of period Principal Balance	{26}	818,704,433
	{27}	Delinquency Ratio {25} divided by {26}	{27}		1.18%
	{28}	Previous Monthly Period Delinquency Ratio	{28}		0.94%
	{29}	Second previous Monthly Period Delinquency Ratio	{29}		0.51%

	{30}	Average Delinquency Ratio ({27} + {28} + {29}) / 3	{30}		0.87%

	{31}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.25% )	{31}		Yes

Cumulative Net Loss Rate
{32}	Receivables becoming Liquidated Receivables during period	{32}	$3,065,396
{33}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{33}
{34}	Liquidation Proceeds collected during period	{34}	(1,129,492)
{35}	Net Losses during period {32} + {33} + {34}	{35}	1,935,904
{36}	Net Losses since Initial Cut-off Date (Beginning of Period)	{36}	1,142,751
{37}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{37}	874,317,756
{38}	Cumulative Net Loss Rate ({35} + {36}) / {37}	{38}		0.35%

{39}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 3.44%.)	{39}		yes

Extension Rate
{40}	Principal Balance of Receivables extended during current period	{40}	$1,318,507
{41}	Beginning of Period Aggregate Principal Balance	{41}	818,704,433
{42}	Extension Rate {40} divided by {41}	{42}		0.16%
{43}	Previous Monthly Extension Rate	{43}		0.05%
{44}	Second previous Monthly Extension Rate	{44}		0.05%

{45}	Average Extension Rate ({42} +{43} +{44}) / 3	{45}		0.08%

{46}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4.00%.)	{46}		yes

By:	/s/Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	January 3, 2005